Exhibit 10.1

THIRD AMENDMENT
TO THE
FOURTH AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

This THIRD AMENDMENT TO THE FOURTH AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of August 30, 2017, is entered into by and among the following parties:
(i)CARDINAL HEALTH FUNDING, LLC, a Nevada limited liability company (the “Seller”);

(ii)GRIFFIN CAPITAL, LLC, a Nevada limited liability company (“Griffin” and, together with the Seller, the “Seller Parties” and each, a “Seller Party”);

(iii)WELLS FARGO BANK, N.A. (“WF”) as a Financial Institution and as the Managing Agent for WF’s Purchaser Group;

(iv)LIBERTY STREET FUNDING LLC (“Liberty Street”), as a Conduit;

(v)THE BANK OF NOVA SCOTIA (“BNS”), as the Related Financial Institution for Liberty Street and as the Managing Agent for Liberty Street’s Purchaser Group;

(vi)ATLANTIC ASSET SECURITIZATION LLC (“Atlantic”), as a Conduit;

(vii)CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK NEW YORK BRANCH (“Credit Agricole”), as the Related Financial Institution for Atlantic and as the Managing Agent for Atlantic’s Purchaser Group;

(viii)PNC BANK, NATIONAL ASSOCIATION (“PNC”), as a Financial Institution, as the Managing Agent for PNC’s Purchaser Group and as an LC Bank;

(ix)VICTORY RECEIVABLES CORPORATION (“Victory”), as a Conduit; and

(x)THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH (“BTMUNY”), as the Related Financial Institution for Victory, as Managing Agent for Victory’s Purchaser Group and as the Agent.
PRELIMINARY STATEMENTS
WHEREAS, the parties hereto are parties to that certain Fourth Amended and Restated Receivables Purchase Agreement, dated as of November 1, 2013 (as amended, supplemented or otherwise modified from time to time, the “Receivables Purchase Agreement”);
WHEREAS, concurrently herewith, each of the parties hereto (other than Griffin) are entering into that certain Amended and Restated Fee Letter, dated as of the date hereof (the “A&R Fee Letter”); and
WHEREAS, the parties hereto desire to amend the Receivables Purchase Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt and adequacy of which the parties hereto hereby acknowledge, the parties hereto agree as follows:
Section 1.Definitions. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned thereto in the Receivables Purchase Agreement.

Section 2.Amendments to the Receivables Purchase Agreement. The Receivables Purchase Agreement is hereby amended as follows:

(a)The definition of “Purchase Limit” set forth in Exhibit I of the Receivables Purchase Agreement is amended by replacing “$700,000,000” where it appears therein with “$1,000,000,000”.

(b)Schedule A to the Receivables Purchase Agreement is replaced in its entirety with Schedule A attached hereto.

Section 3.Pro Rata Shares. For the avoidance of doubt, each of the parties hereto hereby acknowledge and agree that (i) as of the date hereof, the LC Exposure is an amount equal to $45,559,189.00 and (ii) after giving effect to this Amendment, as of the date hereof each Purchaser Group’s Pro Rata Share and Pro Rata Share of the LC Exposure are as set forth in the following table:

Purchaser Group	Pro Rata Share	Pro Rata Share of LC Exposure
Victory Receivables Corporation	35.00%	$15,945,716.15
Wells Fargo Bank, N.A.	25.00%	$11,389,797.25
Liberty Street Funding	15.00%	$6,833,878.35
PNC Bank, National Association	12.50%	$5,694,898.63
Atlantic Asset Securitization LLC	12.50%	$5,694,898.63

Section 4.Representations and Warranties. On the date hereof, each Seller Party hereby represents and warrants (as to itself) to the Purchasers, the Managing Agents and the Agent as follows:

(a)after giving effect to this Amendment and each of the Related Agreements, no event or condition has occurred and is continuing which constitutes an Amortization Event or Potential Amortization Event;

(b)after giving effect to this Amendment and each of the Related Agreements, the representations and warranties of such Person set forth in the Receivables Purchase Agreement and each other Transaction Document are true and correct as of the date hereof, as though made on and as of such date (except to the extent such representations and warranties relate solely to an earlier date and then as of such earlier date); and

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(c)this Amendment and each of the Related Agreements to which such Person is a party, constitutes the valid and binding obligation of such Person, enforceable against such Person in accordance with its terms.

Section 5.Conditions to Effectiveness of this Amendment. This Amendment shall become effective as of the date hereof upon receipt by the Agent of each of the following, in each case, in form and substance reasonably satisfactory to the Agent:

(a)counterparts of this Amendment, duly executed by each of the parties hereto;

(b)counterparts of the A&R Fee Letter, duly executed by each of the parties thereto;

(c)confirmation that each of the Financial Institutions has received its respective “Amendment Fee” (under and as defined in the A&R Fee Letter) in accordance with the A&R Fee Letter; and

(d)a favorable opinion of legal counsel for the Seller Parties reasonably acceptable to the Agent regarding general corporate and enforceability matters and no conflict with law or material agreements and such other matters as the Agent may reasonably request.

Section 6.Miscellaneous.

(a)Effect of Amendment; Ratification. Except as specifically set forth herein, the Receivables Purchase Agreement (as amended hereby) is hereby ratified and confirmed in all respects, and all of its provisions shall remain in full force and effect. After this Amendment becomes effective, all references in the Receivables Purchase Agreement (or in any other Transaction Document) to “the Receivables Purchase Agreement”, “this Agreement”, “hereof”, “herein”, or words of similar effect, in each case referring to the Receivables Purchase Agreement, shall be deemed to be references to the Receivables Purchase Agreement as amended hereby. This Amendment shall not be deemed to expressly or impliedly waive, amend, or supplement any provision of the Receivables Purchase Agreement other than as specifically set forth herein.

(b)Costs, Fees and Expenses. The Seller agrees to reimburse each of the parties hereto (other than Griffin) on demand for all reasonable costs, fees and expenses incurred by such parties (including, without limitation, their reasonable fees and expenses of counsel) incurred in connection with the preparation, execution and delivery of this Amendment and each of the Related Agreements.

(c)Counterparts; Delivery. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

(d)Severability. Any provision contained in this Amendment which is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions of this Amendment in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.

(e)Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Receivables Purchase Agreement or any provision hereof or thereof.

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(f)GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS.

(g)WAIVER OF TRIAL BY JURY. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT, ANY DOCUMENT EXECUTED BY ANY SELLER PARTY PURSUANT TO THIS AMENDMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

(Signature Pages Follow)

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IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed as of the date first above written.

CARDINAL HEALTH FUNDING, LLC,
as Seller

By:	/s/ Scott Zimmerman
Name:	Scott Zimmerman
Title:	President

GRIFFIN CAPITAL, LLC,
as Servicer

By:	/s/ Scott Zimmerman
Name:	Scott Zimmerman
Title:	President

3rd Amendment to
Fourth A&R Receivables Purchase Agreement

WELLS FARGO BANK, N.A.,
as a Financial Institution and as Managing Agent
for WF's Purchaser group

By:	/s/ Eero Maki
Name:	Eero Maki
Title:	Managing Director

3rd Amendment to
Fourth A&R Receivables Purchase Agreement

ATLANTIC ASSET SECURITIZATION, LLC,
as a Conduit

By:	/s/ Michael Regan
Name:	Michael Regan
Title:	Managing Director

By:	/s/ Jorge Fries
Name:	Jorge Fries
Title:	Managing Director

CREDIT AGRICOLE CORPORATE AND
INVESTMENT BANK NEW YORK BRANCH,
as a Related Financial Institution for Atlantic and
as Managing Agent for Atlantic's Purchaser Group

By:	/s/ Michael Regan
Name:	Michael Regan
Title:	Managing Director

By:	/s/ Jorge Fries
Name:	Jorge Fries
Title:	Managing Director

3rd Amendment to
Fourth A&R Receivables Purchase Agreement

PNC BANK, NATIONAL ASSOCIATION,
as a Financial Institution and as Managing Agent
for PNC's Purchaser group

By:	/s/ Michael Brown
Name:	Michael Brown
Title:	Senior Vice President

PNC BANK, NATIONAL ASSOCIATION,
as an LC Bank

By:	/s/ Michael Brown
Name:	Michael Brown
Title:	Senior Vice President

3rd Amendment to
Fourth A&R Receivables Purchase Agreement

VICTORY RECEIVABLES CORPORATION
as a Conduit

By:	/s/ David V. DeAngelis
Name:	David V. DeAngelis
Title:	Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ,
LTD., NEW YORK BRANCH
as Related Financial Institution for Victory

By:	/s/ Christopher Pohl
Name:	Christopher Pohl
Title:	Managing Director

THE BANK OF TOKYO-MITSUBISHI UFJ,
LTD., NEW YORK BRANCH
as Managing Agent for Victory's Purchaser
Group

By:	/s/ Christopher Pohl
Name:	Christopher Pohl
Title:	Managing Director

THE BANK OF TOKYO-MITSUBISHI UFJ,
LTD., NEW YORK BRANCH
as Agent

By:	/s/ Christopher Pohl
Name:	Christopher Pohl
Title:	Managing Director

3rd Amendment to
Fourth A&R Receivables Purchase Agreement

LIBERTY STREET FUNDING, LLC
as a Conduit

By:	/s/ Jill A. Russo
Name:	Jill A. Russo
Title:	Vice President

THE BANK OF NOVA SCOTIA,
as Related Financial Institution for Liberty Street
and as Managing Agent for Liberty Street's
Purchaser Group

By:	/s/ Michelle C. Phillips
Name:	Michelle C. Phillips
Title:	Execution Head & Director

3rd Amendment to
Fourth A&R Receivables Purchase Agreement

SCHEDULE A
COMMITMENTS, CONDUIT PURCHASE LIMITS, WIRING INSTRUCTIONS,
RELATED FINANCIAL INSTITUTIONS AND MANAGING AGENTS

Financial Institutions, Commitments and Wiring Instructions
for Financial Institutions

Financial Institutions	Commitment	Wiring Instructions for Payments to Financial Institutions (Wiring instructions for payments to Conduits are on the following page)
Wells Fargo Bank, N.A.	$250,000,000	Wells Fargo Bank, N.A. ABA # ############# A/C # ############# Ref: #############
The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, with respect to Victory Receivables Corporation	$350,000,000	The Bank of Tokyo-Mitsubishi UFJ, Ltd. ABA # ############# AC# ############# Account Name: ############# Reference: #############
PNC Bank, National Association	$125,000,000	PNC Bank, NA Routing # ############# A/C # ############# A/C Name: ############# Ref: #############
The Bank of Nova Scotia, with respect to Liberty Street Funding LLC	$150,000,000	Bank Name: The Bank of Nova Scotia - New York Agency ABA Number: ############# Account Name: ############# Account Number: ############# FFC: ############# Ref: #############
Credit Agricole Corporate and Investment Bank New York Branch, with respect to Atlantic Asset Securitization LLC	$125,000,000	Credit Agricole CIB NY Branch ABA # ############# Account # ############# Account Name: ############# Ref: ############# Attn: #############

Sch. A-1

LC Banks and Related LC Limits

LC Banks	LC Limits
PNC Bank, National Association	$200,000,000

Sch. A-2

Conduits, Wiring Instructions for Conduits and
Related Financial Institutions of Conduits

Conduits	Wiring Instructions for Conduits	Related Financial Institution
Liberty Street Funding LLC	Bank Name: ############ ABA Number: ############ Account Name: ############ Account Number: ############ FFC: ############ Ref: ############	The Bank of Nova Scotia
Victory Receivables Corporation	The Bank of Tokyo-Mitsubishi UFJ, Ltd. ABA # ############ AC# ############ Account Name: ############ Reference: ############	The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch
Atlantic Asset Securitization LLC	Credit Agricole CIB NY Branch ABA # ############ Account # ############ Account Name: ############ Ref: ############ Attn: ############	Credit Agricole Corporate and Investment Bank New York Branch

Sch. A-3

Managing Agents

Purchasers	Managing Agent
Liberty Street Funding LLC, as a Conduit The Bank of Nova Scotia, as a Financial Institution	The Bank of Nova Scotia
Victory Receivables Corporation, as a Conduit The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, as a Financial Institution	The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch
PNC Bank, National Association, as a Financial Institution and as an LC Bank	PNC Bank, National Association
Wells Fargo Bank, N.A., as a Financial Institution	Wells Fargo Bank, N.A.
Atlantic Asset Securitization LLC, as a Conduit	Credit Agricole Corporate and Investment Bank New York Branch

Sch. A-4

Purchaser Groups

Liberty Street Funding LLC, as a Conduit The Bank of Nova Scotia, as a Financial Institution and as Managing Agent
Victory Receivables Corporation, as a Conduit
The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, as a Financial Institution
The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, as Managing Agent

PNC Bank, National Association, as a Financial Institution, as an LC Bank and as Managing Agent
Wells Fargo Bank, N.A., as a Financial Institution and as Managing Agent
Atlantic Asset Securitization LLC, as a Conduit Credit Agricole Corporate and Investment Bank New York Branch, as a Financial Institution and as Managing Agent

Sch. A-5

Agent and Wiring Instructions for the Agent

Agent	Wiring Instructions for Agent
The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch	The Bank of Tokyo-Mitsubishi UFJ, Ltd. ABA # ########### AC# ########### Account Name: ########### Reference: ###########

Sch. A-6